          ----------------------------------------------------------------
                                       THE
                                 LATIN AMERICAN
                                    DISCOVERY
                                   FUND, INC.
          ----------------------------------------------------------------






                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1999
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER






                     THE LATIN AMERICAN DISCOVERY FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
U.S. ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/ investmentmanagement.

LETTER TO SHAREHOLDERS
---------

For the nine months ended September 30, 1999, The Latin American Discovery Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 23.30% compared with 21.79% for the Morgan Stanley Capital International (MSCI) Emerging Markets Global Latin America Index and 19.22% for the MSCI Emerging Markets Free Latin America Index (the "Index"). For the period since commencement of operations on June 23, 1992 through September 30, 1999, the Fund's total return, based on net asset value per share, was 122.84% compared with 56.88% for the MSCI Emerging Markets Global Latin America Index and 71.41% for the MSCI Emerging Markets Free Latin America Index. On September 30, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $8 1/16, representing a 19.9% discount to the Fund's net asset value per share.

Underperformance relative to the Index for the quarter was largely attributable to poor stock selection, particularly in Argentina, Brazil and Chile. Our underweight position in Argentina (+2.5%) and our overweight stance in Mexico (-13.7%) detracted from performance. Our overweight allocation in Brazil (-8.8%) throughout the third quarter contributed favorably to performance.

The equity market declines throughout the region stymied positive themes, including appreciating commodity prices and better than expected economic figures. Stronger commodity prices continued to lend support to some markets in the region, such as Chile and Peru (copper) and Mexico, Colombia and Venezuela
(oil), given their positive effects on the external accounts. Brazil and Mexico have had better than expected economic figures and assets are attractively valued. Contributing to the region's malaise, Latin American markets have witnessed a great deal of political noise surrounding upcoming elections (Argentina, Mexico), fractious politics and contentious reform debates (Brazil) and the effective dismantling of congress (Venezuela).

However, politics, economic fundamentals and great valuations have been secondary influences on market performances in light of Latin American countries' heavy reliance on foreign investment to fund current account deficits. Consequently, anxieties surrounding trends in U.S. inflation and interest rates have proven quite menacing, dampening investor sentiment for Latin American assets. However, the blow out in high-yield credit spreads reached levels beyond that of the Russian crisis. In addition to global tightening concerns, the bond market has been flooded with corporate supply, as issuers fear a market shutdown entering the Y2K-sensitive period. Also during the third quarter, Ecuador became the first Brady country to default on its Brady Bonds. Ecuador's partial default set the precarious precedent that defaulting on external debt without an IMF bailout may become the way of the future. Although the market believed this will have significant implications for future Latin American sovereign borrowing, this is unlikely; the major Latin countries depend too much on foreign capital for their survival and have governments which act more responsibly regarding debt obligations.

In Brazil, contained inflation numbers, the easing of interest rates and progress regarding privatizations were overshadowed by a lack of political commitment to enact reforms to help reduce the fiscal deficit. A negative surprise came at the end of the third quarter when the Supreme Court ruled against the government's bill regarding social security contributions from retirees; the Brazilian authorities must now resort to compensatory (probably tax increases) fiscal measures in lieu of increased contributions. Despite the currency devaluation at the beginning of the year, the Brazilian economy has shown great resilience and inflation and unemployment figures have been tame. Although interest rate reductions in Brazil have been slowed by decreased global risk appetite and fractious domestic politics, the Brazilian monetary council (COPOM) lowered benchmark interest rates to 19.0% at the end of the third quarter, from 20.5% at the end of the second quarter. We are concerned that President Cardoso, at the nadir of his popularity, lacks the political power to expedite the adoption of the fiscal reforms requisite for further rate reductions and the stabilization of the growth of public debt. We believe Brazilian assets are attractively valued and may be poised for a rebound given a decline in domestic interest rates and a cyclical recovery in earnings growth. We are overweight Brazil, focusing on the telecommunications and energy sources industries.

Mexican equities fell 13.7% during the third quarter, as promising economic fundamentals and corporate earnings were eclipsed by anxieties over the direction of U.S. inflation and interest rates. Moreover, the equity market underwent a period of consolidation after a very strong performance during the first half of 1999. Concerns over decreased global liquidity and increased risk spreads, coupled with political clamor concerning Mexico's first PRI party primaries, have exacerbated short-term nervousness regarding Mexican equities. However, we are impressed by earnings surprises and increased exports and consumer spending. We maintain overweight positions in the building materials and components and broadcasting and publishing industries, focusing on companies such as Cemex and Televisa, which we believe represent strong earnings growth stories. The Peso's seemingly sustainable strength enhances the U.S. Dollar earnings of Mexican companies, and we may add to our holdings in Mexico should assets become even more attractively valued. One longer-term theme we continue to watch is Mexico's potential to earn investment grade status, which would allow for access to a large, new pool of foreign capital and a reduction in the sovereign risk premium. This would have very positive implications for equity prices as well, but we do not expect an announcement until after the presidential election in July 2000.

Argentina fared better than most Latin markets during the third quarter and the first month-over-month improvements emerged towards the end of the quarter, a sign that the economy has bottomed. Recovering commodity prices, lower costs of funding and an economic pick-up after the recession should help increase the earnings growth of Argentine equities in the longer term. We maintain our underweight position in Argentina, as we are concerned about the country's ability to service its large debt requirements, and expect limited growth in the near term, restricting the upside from a contraction in the sovereign risk premium.

Chile's market declined 6.0%, weighed down by poor economic fundamentals, including high unemployment figures. Increased global commodity prices, particularly copper, Chile's main export, should lend support to Chile's external accounts and its already weak currency. This has not yet been reflected in increased domestic consumption. During the course of the third quarter, Chile lifted the trading band on its currency, and we are waiting to see if capital controls on its foreign exchange will also be lifted. We expect this would help lower the country's risk premium, and help make next year economically interesting for Chile. We remain underweight Chile, due to a lack of exciting investment opportunities in the near term.

Venezuela was the best performing regional market during the third quarter, gaining 3.5%. The rally in oil prices raised expectations for a swift improvement in Venezuelan fundamentals. Despite the dismantling of the Congress by the Constitutional Assembly (i.e. congressional oversight of the country's financial operations have effectively been removed), President Chavez's rhetoric and measures toward political tyranny appear less dire than anticipated. Chavez wields a great deal of popular support and has assured investors that Venezuela will continue servicing its debt. However, we continue to be wary of Venezuela due to its doubtful ability to service its debt, should oil prices fall, as well as management issues and an uncertain tariff environment for both the telecom (CANTV) and electric utility (Electricidad de Caracas) stocks. Therefore, we maintain our underweight position in Venezuela.

Turning to other markets, we remain underweight Colombia and Peru. Colombian equities lost 13.5% during the third quarter. The Colombian economy continued to suffer from its recession, with GDP dropping 7.6% in the second quarter of 1999, its worst performance on record. In a widely anticipated move, Colombia decided to let the Peso float freely at the end of September. Peruvian equities (+0.4%) were relatively flat during the third quarter, with improved commodity prices helping terms of trade and exports. Yet growth continues to be skewed, as trends in consumer manufacturing lack the catalysts for growth as evidenced in areas such as agriculture, mining investment and fishing production.

While in the near term diminished risk appetites from global investors may suppress a further rally in the Latin markets, we expect a return to these attractive markets by early 2000. In part, we believe Y2K related concerns will abate, fostering more normal capital market operations with supply and demand equating at higher market levels. Latin America is a great beneficiary from these conditions as well as from the improved outlook for the global commodity cycle, allowing for higher rates of growth.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the nine months ended September 30, 1999, the Fund repurchased 437,200 shares of its Common Stock at an average price per share of $7.94 and an average discount of 15.58% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

October 1999

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.



--------------------------------------------------------------------------------

DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT
WWW.MSDW.COM/INSTITUTIONAL/INVESTMENTMANAGEMENT.

The Latin American Discovery Fund, Inc.
Investment Summary as of September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL
INFORMATION

                                                                        TOTAL RETURN (%)
                              -------------------------------------------------------------------------------------------------
                                  MARKET VALUE (1)       NET ASSET VALUE (2)     MSCI EMF LA INDEX (3)    MSCI EMG LA INDEX (4)
                              ----------------------   ----------------------   -----------------------  -----------------------
                                             AVERAGE                  AVERAGE                  AVERAGE                  AVERAGE
                              CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL
                              ----------     -------   ----------     -------   ----------     -------   ----------     -------
          Fiscal Year to Date    30.80%         --        23.30%         --        19.22%          --        21.79%         --
          One Year               39.80       39.80%       36.65       36.65%       27.66        27.66%       30.61       30.61%
          Five Year             -17.06+      -3.67+       -1.82+      -0.37+      -14.78       - 3.15       -15.34       -3.28
          Since Inception*       78.59+       8.30+      122.84+      11.65+       71.41         7.69        56.88        6.39


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                                                   [GRAPH]


                                                             YEAR ENDED DECEMBER 31,
                                                                                                               NINE MONTHS
                                                                                                                  ENDED
                                                                                                               SEPTEMBER 30,
                                        1992*      1993      1994       1995      1996       1997     1998         1999
                                       -------    ------    ------     ------    ------     ------   ------   ---------------
Net Asset Value Per Share..........    $15.23      $23.31    $17.16    $10.98     $14.77    $20.34    $ 8.19    $10.06
Market Value Per Share.............    $13.25      $27.13    $18.25    $ 9.88     $12.50    $17.94    $ 6.19    $ 8.06
Premium/(Discount).................    -13.0%       16.4%      6.4%    -10.0%     -15.4%    -11.8%    -24.4%    -19.9%
Income Dividends...................       --          --    $ 0.00#       --     $ 0.16        --    $ 0.08    $ 0.03
Capital Gains Distributions........       --          --    $ 5.74    $ 0.45     $ 1.14    $ 0.70    $ 6.67        --
Fund Total Return (2)..............     8.01%      65.36%+   -0.14%   -27.61%+    47.19%    43.06%   -33.53%    23.30%
MSCI EMF LA Index Total Return (3).     2.00%      53.92%     0.64%   -12.83%     22.21%    31.64%   -35.11%    19.22%
MSCI EMG LA Index Total Return (4).    -2.26%      52.29%    -3.69%   -13.53%     21.96%    31.66%   -35.29%    21.79%


(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Morgan Stanley Capital International Emerging Markets Free Latin America Index is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. The Index takes into account local market restrictions for specific securities or classes of shares that may be excluded from or limited for foreign investor ownership.
(4) The Morgan Stanley Capital International Emerging Markets Global Latin America Index is the same as the Morgan Stanley Capital International Emerging Markets Free Latin America Index, but does not take into account local market restrictions on share ownership by foreigners.
*    The Fund commenced operations on June 23, 1992.
#    Amount is less than $0.01 per share.
+ This return excludes the effect of the rights issued in connection with the Rights Offerings.

The Latin American Discovery Fund, Inc.
Portfolio Summary as of September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                       [CHART]

Equity Securities                       (94.7%)
Short-Term Investments                   (5.3%)

--------------------------------------------------------------------------------
INDUSTRIES

                                       [CHART]

Banking                                  (6.5%)
Beverages and Tobacco                    (7.7%)
Building Materials &
 Components                              (6.4%)
Energy Sources                           (4.5%)
Health & Personal Care                   (3.8%)
Metals - Steel                           (5.6%)
Multi-Industry                           (4.3%)
Telecommunications -
 Integrated                             (31.9%)
Telecommunications -
 Wireless                                (3.9%)
Utilities - Electrical &
 Gas                                     (8.5%)
Other                                   (16.9%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                       [CHART]

Mexico                                  (42.1%)
Brazil                                  (34.8%)
Chile                                    (9.3%)
Argentina                                (6.0%)
Venezuela                                (2.4%)
Peru                                     (1.2%)
Colombia                                 (0.3%)
Other                                    (3.9%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*


                                                  PERCENT OF
                                                  NET ASSETS
                                                  ----------
     1.   Telmex (Mexico)                           10.5%
     2.   Cemex (Mexico)                             6.0
     3.   Petrobras (Brazil)                         4.5
     4.   FEMSA (Mexico)                             4.1
     5.   Kimberly Clark (Mexico)                    3.8
     6.   CVRD (Brazil)                              3.5
     7.   Televisa (Mexico)                          3.5
     8.   Telecom Argentina (Argentina)              3.0
     9.   Telebras (Brazil)                          2.5
    10.   CANTV (Venezuela)                          2.4
                                                    ----
                                                    43.8%
                                                    ----
                                                    ----

* Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
---------
SEPTEMBER 30, 1999


                                                                          VALUE
                                                       SHARES              (000)
--------------------------------------------------------------------------------
COMMON STOCKS (95.4%)
   (Unless otherwise noted)
--------------------------------------------------------------------------------
ARGENTINA (6.0%)
BANKING
   Banco del Suquia                                         1    U.S.$       --@
                                                                 --------------
   Banco Rio De La Plata ADR                           50,040               538
                                                                 --------------
                                                                            538
                                                                 --------------
BEVERAGES & TOBACCO
   Quilmes Industrial ADR                             163,335             1,562
                                                                 --------------
TELECOMMUNICATIONS--INTEGRATED
   Telecom Argentina ADR                              131,778             3,517
   Telefonica Argentina ADR                            57,532             1,517
                                                                 --------------
                                                                          5,034
                                                                 --------------
                                                                          7,134
                                                                 --------------
--------------------------------------------------------------------------------
BRAZIL (34.8%)
BANKING
   Banco Bradesco (Preferred)                      37,140,000               176
   Banco Nacional (Preferred)                      95,420,000                 3
   Itaubanco (Preferred)                           22,840,340             1,225
   Unibanco (Preferred) GDR                            86,848             1,536
                                                                 --------------
                                                                          2,940
                                                                 --------------
ENERGY SOURCES
   Petrobras (Preferred)                           28,889,579             4,393
   Petrobras (Preferred) ADR                           32,940               508
(a)Petrobras (Preferred) ADR                           30,795               462
                                                                 --------------
                                                                          5,363
                                                                 --------------
FOREST PRODUCTS & PAPER
   Aracruz Celulose ADR                                27,400               572
                                                                 --------------
MERCHANDISING
   Globex Utilidades (Preferred)                       14,200                66
   Lojas Arapus (Preferred)                        41,337,400                --@
   Lojas Arapua (Preferred) ADR                        20,775                --@
                                                                 --------------
                                                                             66
                                                                 --------------
METALS--STEEL
   CSN                                             40,691,000             1,028
   CVRD                                                 5,000                79
   CVRD (Preferred) 'A'                               150,191             3,168
   CVRD (Preferred) ADR                                44,830               947
   CVRD Bonus                                         116,420                --@
   Gerdau (Preferred)                              64,152,422             1,036
   Usiminas (Preferred)                               111,200               365
                                                                 --------------
                                                                          6,623
                                                                 --------------
REAL ESTATE
(a)Rossi Residencial GDR                              176,972               166
   Rossi Residencial GDS                              269,535               253
      (Registered)
                                                                 --------------
                                                                            419
                                                                 --------------
TELECOMMUNICATIONS--INTEGRATED
   CIA Riograndense Telecom                        10,741,366             2,411
   CRT                                              1,108,000               121
   CRT (Preferred) 'A'                             14,043,266             1,536
   Tele Centro-Sul (Preferred)                     73,125,250               815
   Tele Norte-Leste (Preferred)                    99,507,000             1,586
   Tele Norte-Leste (Preferred) ADR                    47,329               734
   Telebras (Preferred) ADR                            39,850             2,986
   Telesp (Preferred)                               7,397,373               659
   Telesp ADR                                          54,150               853
                                                                 --------------
                                                                         11,701
                                                                 --------------
TELECOMMUNICATIONS--LONG DISTANCE
   Embratel (Preferred)                           126,677,000             1,451
   Embratel ADR                                       112,345             1,285
                                                                 --------------
                                                                          2,736
                                                                 --------------
TELECOMMUNICATIONS--WIRELESS
   Tele Leste Celular ADR                               2,185                69
   Tele Leste Celular (Preferred)                 787,883,000               501
   Tele Nordeste Celular (Preferred)              126,448,900               152
   Tele Norte Celular (Preferred)                 719,139,000               412
   Tele Sudeste Celular ADR                             3,180                68
   Tele Sudeste Celular (Preferred)               119,308,790               525
   Telesp Celular ADR                                  37,810               988
   Telesp Celular (Preferred)                      78,094,790               793
                                                                 --------------
                                                                          3,508
                                                                 --------------
TEXTILES & APPAREL
   Coteminas                                        5,426,400               198
(a)Coteminas ADR                                        9,305                17
                                                                 --------------
                                                                            215
                                                                 --------------
UTILITIES--ELECTRICAL & GAS
   Cemig ADR                                           59,293               904
   Cemig (Preferred)                               71,159,003             1,093
   Centrais Electricas
      Brasileiras (Preferred) 'B'                   8,940,880               153
   CERJ                                         4,209,300,000               789
   Copel (Preferred) ADR                               64,820               425
   Copel (Preferred) 'B'                          359,903,400             2,381
   Electrobras                                     32,524,000               542
   Electrobras ADR                                     14,130               117
   Electrobras (Preferred) ADR                         71,780               608
                                                                 --------------
                                                                          7,012
                                                                 --------------
                                                                         41,155
                                                                 --------------
--------------------------------------------------------------------------------
CHILE (8.6%)
BANKING
   Banco Edwards ADR                                   54,789               877
   Banco Santander Chile ADR                           14,900               256
   Banco Santiago ADR                                  28,795               576
                                                                 --------------
                                                                          1,709
                                                                 --------------
BEVERAGES & TOBACCO
   CCU ADR                                             59,200             1,362
                                                                 --------------
--------------------------------------------------------------------------------


                                                                          VALUE
                                                       SHARES              (000)
--------------------------------------------------------------------------------
CHILE (CONTINUED)
FOOD & HOUSEHOLD PRODUCTS
   D&S ADR                                             37,675    U.S.$      633
                                                                 --------------
MERCHANDISING
   Santa Isabel ADR                                    44,705               341
                                                                 --------------
MULTI-INDUSTRY
   Quinenco ADR                                        56,020               567
                                                                 --------------
TELECOMMUNICATIONS--INTEGRATED
   CTC ADR                                            137,052             2,475
                                                                 --------------
UTILITIES--ELECTRICAL & GAS
   Chilectra ADR                                      103,165             1,960
   Endesa ADR                                          31,309               407
   Enersis ADR                                         32,548               680
                                                                 --------------
                                                                          3,047
                                                                 --------------
                                                                         10,134
                                                                 --------------
--------------------------------------------------------------------------------
COLOMBIA (0.3%)
BEVERAGES & TOBACCO
   Bavaria                                             87,449               267
   Valores Bavaria                                    174,925               128
                                                                 --------------
                                                                            395
                                                                 --------------
FINANCIAL SERVICES
   Corfivalle                                               2                --@
                                                                 --------------
                                                                            395
                                                                 --------------
--------------------------------------------------------------------------------
MEXICO (42.1%)
BANKING
   Bancomer 'B'                                     2,525,232               562
   Bancomer 'O'                                       963,920               216
   Banmex 'L'                                         645,651               967
   Banorte 'O'                                        684,441               710
                                                                 --------------
                                                                          2,455
                                                                 --------------
BEVERAGES & TOBACCO
   FEMSA                                              899,134             2,794
   FEMSA ADR                                           64,643             2,024
   Grupo Modelo 'C'                                   394,300             1,000
                                                                 --------------
                                                                          5,818
                                                                 --------------
BROADCASTING & PUBLISHING
   Televisa CPO GDR                                   102,944             4,111
                                                                 --------------
BUILDING MATERIALS & COMPONENTS
   Cemex ADR                                          153,202             3,696
   Cemex CPO                                          698,152             3,361
   Vitro ADR                                          111,592               460
                                                                 --------------
                                                                          7,517
                                                                 --------------
CONSTRUCTION & HOUSING
   Empresas ICA Sociedad
   Controladora                                       338,901               160
                                                                 --------------
ENERGY EQUIPMENT & SERVICES
   Tamsa ADR                                           44,212               541
                                                                 --------------
FOOD & HOUSEHOLD PRODUCTS
   Grupo Industrial Bimbo 'A'                         163,732               343
                                                                 --------------
HEALTH & PERSONAL CARE
   Kimberly 'A'                                     1,256,024             4,434
                                                                 --------------
MACHINERY & ENGINEERING
   ICA ADR                                             71,070               209
                                                                 --------------
MERCHANDISING
   Cifra 'C'                                          632,027               975
   Cifra 'V'                                          301,906               475
   Cifra 'V' ADR                                       11,250               177
   Soriana 'B'                                        515,985             2,070
                                                                 --------------
                                                                          3,697
                                                                 --------------
MISC. MATERIALS & COMMODITIES
   Seminis, Inc.                                       69,300               598
                                                                 --------------
MULTI-INDUSTRY
   Alfa 'A'                                           669,284             2,792
   Grupo Carso 'A1'                                   403,785             1,685
                                                                 --------------
                                                                          4,477
                                                                 --------------
RECREATION, OTHER CONSUMER GOODS
   Blockbuster de Mexico ADR                           40,000                --@
                                                                 --------------
TELECOMMUNICATIONS--INTEGRATED
   Carso Global Telecom                               329,266             1,832
   Telmex 'L' ADR                                     174,617            12,441
                                                                 --------------
                                                                         14,273
                                                                 --------------
TELECOMMUNICATIONS--WIRELESS
   Nuevo Grupo Iusacell S.A.                           93,040             1,070
                                                                 --------------
                                                                         49,703
                                                                 --------------
--------------------------------------------------------------------------------
PERU (1.2%)
TELECOMMUNICATIONS--INTEGRATED
   Tel Peru 'B' ADR                                   103,917             1,396
                                                                 --------------
--------------------------------------------------------------------------------
VENEZUELA (2.4%)
TELECOMMUNICATIONS--INTEGRATED
   CANTV ADR                                          107,295             2,877
                                                                 --------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost U.S.$127,528)                                                  112,794
                                                                 --------------
--------------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT
                                                        (000)
--------------------------------------------------------------------------------
SHORT--TERM INVESTMENTS (5.3%)
--------------------------------------------------------------------------------
CHILE (0.7%)
   Citi Corp. Cash Fund                  CLP               23                50
   Citibank Time Deposit 4.82%,
      12/13/99                                             27               773
                                                                 --------------
                                                                            823
                                                                 --------------
--------------------------------------------------------------------------------

                                                        FACE
                                                       AMOUNT             VALUE
                                                        (000)             (000)
--------------------------------------------------------------------------------
UNITED STATES (4.6%)
REPURCHASE AGREEMENT
   Chase Securities, Inc. 5.05%,
      dated 9/30/99, due
      10/01/99, to be
      repurchased at U.S.$5,474
      collateralized by
      U.S.$5,120 United States
      Treasury Bonds, 7.125%,
      due 2/15/23, valued at
      U.S.$5,610                         U.S$           5,473    U.S.$    5,473
                                                                 --------------
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
   (Cost U.S.$6,297)                                                      6,296
                                                                 --------------
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (0.0%)
   Brazil Real                           BRL                2                 1
   Chilean Peso                          CLP              357                 1
   Colombian Peso                        COP               42                --@
   Mexican Peso                          MXP              275                29
                                                                 --------------
   (Cost U.S.$31)                                                            31
                                                                 --------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.7%)
   (Cost U.S.$133,856)                                                  119,121
                                                                 --------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.7%)
   Other Assets                          U.S.$          5,709
   Liabilities                                         (6,590)             (881)
                                         --------------------    --------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
   Applicable to 11,756,125 issued and
      outstanding U.S.$0.01 par value shares
      (100,000,000 shares authorized)                            U.S.$  118,240
                                                                 --------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        U.S.$    10.06
                                                                 --------------
--------------------------------------------------------------------------------

  @--Value is less than U.S.$500.
(a)--144A Security--certain conditions for public sale may exist.
ADR--American Depositary Receipt
GDR--Global Depositary Receipt
GDS--Global Depositary Shares
--------------------------------------------------------------------------------


                                       8